Exhibit 32.1

Certification

Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906 of

the Sarbanes – Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of American Oriental Bioengineering, Inc. (the “Company”) for the quarter ended September 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned officers of the Company certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the undersigned officers’ knowledge:

i.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

ii.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Tony Liu
Tony Liu
Chairman and Chief Executive Officer
(Principal Executive Officer)
November 10, 2008

/s/ Yanchun Li
Yanchun Li
Chief Financial Officer
(Principal Financial Officer)
November 10, 2008